UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2005

CAPITAL BANK CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	000-30062 (Commission File No.)	56-2101930 (I.R.S. Employer Identification Number)

4901 Glenwood Ave.
Raleigh, North Carolina 27612
(Address of principal executive offices)

(919) 645-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits – The following exhibit is furnished pursuant to Item 12 as a part of this Report on Form 8-K:

99.1     Press Release dated April 20, 2005.

ITEM 2.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION *

On April 20, 2005, Capital Bank Corporation (Nasdaq: CBKN) issued a press release announcing its financial results for the quarterly period ended March 31, 2005. A copy of the registrant’s press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

* Pursuant to General Instruction B.6 for the Current Report on Form 8-K, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2005

CAPITAL BANK CORPORATION By: /s/ Richard W. Edwards Richard W. Edwards Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99. 1	Description of Exhibit Press Release dated April 20, 2005